SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  August 27, 2008

AIR T, INC.
(Exact Name of Registrant as Specified in its Charter)

 Delaware                                                                        0-11720                                                             52-1206400
                 (State or Other Jurisdiction                                (Commission File Number)                                          (I.R.S. Employer
                                                                                      of Incorporation)                                                                                                                                    Identification No.)

                                                                                                                                                                        3524 Airport Road
        Maiden, North Carolina 28650
(Address of Principal Executive Offices)
 (Zip Code)

                                   (828) 464-8741
 (Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions
               (see General Instruction A.2. below):
 _________          Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

_________	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

_________	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c))

Item 1.01. Entry into a Definitive Material Agreement

By letter dated August 27, 2008, Bank of America, N.A. (“Bank of America”) notified Air T, Inc. (the “Company”) that Bank of America had extended the availability period to August 31, 2010 for the $7,000,000 revolving line of credit under the Loan Agreement dated September 18, 2007 (the “Loan Agreement”) between Bank of America and the Company and that the remaining terms and conditions of the Loan Agreement remain in full force and effect.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 21, 2008

AIR T, INC.

By: /s/ John Parry
John Parry, Vice President-Finance and Secretary